Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-2
P & S Agreement Date:              November 1, 1996
Original Settlement Date:          November 26, 1996
Series Number of Class A-1 Certificates:     441919AK3

Original Sale Balance:             $776,373,000

Servicer Certificate (Page 1 of 3)
Distribution Date:                                            02/20/97

Investor Certificateholder Floating Allocation Perc          97.50%
Investor Certificateholder Fixed Allocation Percent          97.50%
Aggregate Amount of  Collections                         23,473,848.54
     Aggregate Amount of  Interest Collections            8,502,054.84
     Aggregate Amount of  Principal Collections          15,093,856.27
Class A Interest Collections                              8,289,494.97
Class A Principal Collections                            12,872,140.26
Seller Interest Collections                                 212,559.87
Seller Principal Collections                              2,221,716.01
Weighted Average Loan Rate                                      13.65%
Net Loan Rate                                                   12.65%
Weighted Average Maximum Loan Rate                              18.55%

Class A-1 Certificate Rate                                     5.5853%
Maximum Investor Certificate Rate                             12.6500%
Class A-1 Certificate Interest Distributed                3,595,038.75
Class A-1 Investor Certificate Interest Shortfall b               0.00
Unpaid Class A-1 Certificate Interest Shortfall Rec               0.00
Unpaid Class A-1 Certificate Interest Shortfall Rem               0.00
Unpaid Class A-1 Carryover Interest Amount                        0.00
Maximum Principal Dist. Amount (MPDA)                    14,716,509.86
Alternative Principal Dist. Amount (APDA)                12,872,140.26
Rapid Amortization Period? (Y=1, N=0)                             0.00
Scheduled Principal  Distribution Amount (SPDA)          12,872,140.26

Principal  allocable to Class A-1                                 0.00

SPDA deposited to Funding Account                        12,872,140.26
Subsequent Funding Mortgage Loans Purchased in Peri               0.00
Cumulative Subsequent Funding Mortgage Loans Purcha               0.00


Accelerated Principal Distribution Amount                         0.00

APDA allocable to Class A-1                                       0.00
Reimbursement to Credit Enhancer                                  0.00
Spread Trigger hit?                                No
Loss Trigger hit?                                  No
Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amoun           3,943.87
Cumulative Investor Liquidation Loss Amount                   3,943.87
Total Principal allocable to A-1                              3,943.87
Beginning Class A-1 Certificate Principal Balance       772,391,596.00
Ending Class A-1 Certificate Principal Balance          772,387,652.13
Pool Factor (PF)                                             0.9948667

Servicer Certificate (Page 2 of  3)

Distribution Date:                                            02/20/97

Retransfer Deposit Amount (non 2.07 transfers)                    0.00
Servicing Fees Distributed                                  623,903.29
Beg. Accrued and Unpaid Inv. Servicing Fees                       0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                     0.00
End. Accrued and Unpaid Inv. Servicing Fees                       0.00

Number of Mortgage Loans Retransferred pursuant to                   0
Cumulative Number of Mortgage Loans Retransferred p                  0
Mortgage Loans Retransferred pursuant to 2.07 ($)                 0.00
Cumulative Mortgage Loans Retransferred pursuant to               0.00

Aggregate Investor Liquidation Loss Amount                    3,943.87
Investor Loss Reduction Amount                                    0.00
Beginning Pool Balance                                  768,591,518.81
Ending Pool Balance                                     755,714,720.17
Beginning Invested Amount                               776,373,000.00
Ending Invested Amount                                  776,369,056.13
Beginning Seller Principal Balance                       19,907,571.38
Ending Seller Principal Balance                          19,906,856.87
Additional Balances                                       2,221,716.01
Beginning Funding Account Balance                        27,689,052.57
Ending Funding Account Balance                           40,561,192.83
Ending Funding Account Balance % (before any purcha
5.09%
Ending Funding Account Balance % (after purchase of
5.09%
Principal Balance of Subsequent Funding Loans Purch              $0.00
Principal Collections to purchase Additional Balanc              $0.00
Excess Funding Amount
Beginning Spread Account Balance                          2,786,983.00
Ending Spread Account Balance                             2,786,983.00
Beginning Seller Interest                                        2.59%
Ending Seller's Interest                                         2.63%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                                               1,288
   60 - 89 days (Del Stat 2)                             45,830,948.29
     No. of Accounts                                               253
     Trust Balance                                        9,702,079.51
   90+ (Del Stat 3+)
     No. of Accounts                                               161
     Trust Balance                                        6,190,371.74
   REO
     No. of Accounts                                                 0
     Trust Balance                                                0.00
Rapid Amortization Event ?                         No
   Failure to make payment within 5 Business Days oNo
   Failure to perform covenant relating to Trust's No
   Failure to perform other covenants as described No
   Breach of Representation or Warranty ?          No
   Bankruptcy, Insolvency or Receivership relating No
   Subject to Investment Company Act of 1940 RegulaNo
   Servicing Termination ?                         No
   Aggregate of Credit Enhancement Draw Amounts excNo

Servicer Certificate (Page 3 of  3)
Distribution Date:                                            02/20/97

Event of Default ?                                 No
   Failure by Servicer to make payment within 5 BusNo
   Failure by Servicer to perform covenant relatingNo
   Failure by Servicer to perform other covenants aNo
   Bankruptcy, Insolvency or Receivership relating No
   Trigger Event ?                                 No

Policy Fee Distributed to Credit Enhancer (Paid dirN/A
Premium Distributed to Credit Enhancer                            0.00
Amount Distributed to Seller                              2,434,275.88
Master Servicer Credit Facility Amount                            0.00
Guaranteed Principal Distribution Amount                          0.00
Credit Enhancement Draw Amount                                    0.00
Spread Account Draw Amount                                        0.00
Capitalized Interest Account Draw                                 0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))               0.00
Amount paid to Trustee                                            0.00
Cumulative Draw under Policy                                      0.00
Net Yield                                                        6.29%

Total  Available Funds
     Aggregate Amount of Collections                     23,473,848.54
     Deposit for principal not used to purchase sub               0.00
     Interest Earnings on the Funding Account               122,062.57

     Total                                               23,595,911.11


Application of Available Funds
     Servicing Fee                                          623,903.29
     Prinicpal and Interest to Class A-1                  3,598,982.62

     Seller's portion of Principal and Interest           2,434,275.88
     Funds deposited into Funding Account (Net)          12,872,140.26
     Funds deposited into Spread  Account                         0.00
     Excess funds released to Seller                      4,066,609.06
     Total                                               23,595,911.11


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.






A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                            02/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Perce           97.4999%
Class A Certificateholder Fixed Allocation Percenta           97.5000%

Beginning Class A-1 Certificate Balance                 772,391,596.00


Class A-1 Certificate Rate                                   5.585310%

Class A-1 Certificate Interest Distributed                    4.630556

Class A-1 Certificate Interest Shortfall Distribute           0.000000

Remaining Unpaid Class A-1 Certificate Interest Sho           0.000000


Rapid Amortization Event ?                         No
Class A-1 Certificate Principal Distributed                   0.005080

   Maximum Principal Distribution Amount                     18.955463
   Scheduled Principal  Distribution Amount (SPDA)           16.579840
   Accelerated Principal Distribution Amount                  0.000000
   Aggregate Investor Liquidation Loss Amount Distr           0.005080

Total Amount Distributed to Certificateholders                4.630556

Principal Collections deposited into Funding Accoun      12,872,140.26
Ending Funding Account Balance                           40,561,192.83

Ending Class A-1 Certificate Balance                    772,387,652.13


Class A-1 Factor                                             0.9948667

Pool Factor (PF)                                             0.9948667

Unreimbursed Liquidation Loss Amount                                $0
Accrued Interest on Unreimbursed Liquidation Loss A                 $0
Accrued & Unpaid Interest on Unreimbursed Liquidati                 $0

Class A Servicing Fee                                       623,903.29

Beginning Invested Amount                               776,373,000.00
Ending Invested Amount                                  776,369,056.13
Beginning Pool Balance                                  768,591,518.81
Ending Pool Balance                                     755,714,720.17

Spread Account Draw Amount                                        0.00
Credit Enhancement Draw Amount                                    0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                            02/20/97

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                             1,288
     Trust Balance                                       45,830,948.29

   60 - 89 days (Del Stat 2)
     No. of Accounts                                               253
     Trust Balance                                        9,702,079.51

   90+ (Del Stat 3+)
     No. of Accounts                                               161
     Trust Balance                                        6,190,371.74

   REO
     No. of Accounts                                                 0
     Trust Balance                                                0.00

Aggregate Liquidation Loss Amount for Liquidated Lo               0.00

Class A-1 Certificate Rate for Next Distribution DaTo be updated


Amount of any Draws on the Policy                                 0.00

Subsequent Mortgage Loans
     No. of Accounts                                              0.00
     Trust Balance                                                0.00
     Cumulative No. of Accounts                                   0.00
     Cumulative Trust Balance                                     0.00

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant                  0
    Cumulative Number of Mortgage Loans Retransferr                  0
    Mortgage Loans Retransferred pursuant to 2.07 (               0.00
    Cumulative Mortgage Loans Retransferred pursuan               0.00